Exhibit 99.2

VECTREN CORPORATION
AND SUBSIDIARY COMPANIES
CONSOLIDATED STATEMENTS OF INCOME
(Millions, except per share amounts)
(Unaudited)

	Three Months		Nine Months
	Ended September 30		Ended September 30
	2008	2007	2008	2007

OPERATING REVENUES:
Gas utility	$143.9	$114.0	$1,002.4	$890.0
Electric utility	147.9	143.6	402.3	361.6
Nonutility revenues	119.6	123.8	372.7	385.5
Total operating revenues	411.4	381.4	1,777.4	1,637.1

OPERATING EXPENSES:
Cost of gas sold	80.2	52.9	686.0	592.0
Cost of fuel and purchased power	48.7	50.5	143.2	129.5
Cost of nonutility revenues	51.0	57.5	198.4	210.2
Other operating	127.9	116.4	368.4	334.4
Depreciation and amortization	47.7	47.3	142.5	139.7
Taxes other than income taxes	12.7	11.7	53.9	50.9
Total operating expenses	368.2	336.3	1,592.4	1,456.7

OPERATING INCOME	43.2	45.1	185.0	180.4

OTHER INCOME (EXPENSE):
Equity in earnings (losses) of unconsolidated affiliates	21.5	(4.0)	29.0	18.7
Other - net	(3.7)	13.9	2.4	23.1
Total other income (expense)	17.8	9.9	31.4	41.8

INTEREST EXPENSE	23.9	25.7	72.4	74.1

INCOME BEFORE INCOME TAXES	37.1	29.3	144.0	148.1

INCOME TAXES	13.9	12.2	52.1	44.9

NET INCOME	$23.2	$17.1	$91.9	$103.2

AVERAGE COMMON SHARES OUTSTANDING	80.6	75.9	77.6	75.9
DILUTED COMMON SHARES OUTSTANDING	81.1	76.4	78.2	76.5

EARNINGS PER SHARE OF COMMON STOCK

BASIC	$0.29	$0.23	$1.18	$1.36

DILUTED	$0.29	$0.22	$1.17	$1.35

VECTREN UTILITY HOLDINGS
AND SUBSIDIARY COMPANIES
CONSOLIDATED STATEMENTS OF INCOME
(Millions)
(Unaudited)

	Three Months		Nine Months
	Ended September 30		Ended September 30
	2008	2007	2008	2007

OPERATING REVENUES:
Gas utility	$143.9	$114.0	$1,002.4	$890.0
Electric utility	147.9	143.6	402.3	361.6
Other	0.6	0.4	1.8	1.3
Total operating revenues	292.4	258.0	1,406.5	1,252.9

OPERATING EXPENSES:
Cost of gas sold	80.2	52.9	686.0	592.0
Cost of fuel and purchased power	48.7	50.5	143.2	129.5
Other operating	69.2	65.6	217.7	198.4
Depreciation and amortization	41.6	40.4	123.2	119.4
Taxes other than income taxes	11.7	11.3	51.8	49.6
Total operating expenses	251.4	220.7	1,221.9	1,088.9

OPERATING INCOME	41.0	37.3	184.6	164.0

OTHER INCOME - NET	0.7	1.3	4.9	6.2

INTEREST EXPENSE	19.6	20.8	59.5	58.8

INCOME BEFORE INCOME TAXES	22.1	17.8	130.0	111.4

INCOME TAXES	8.5	7.1	49.6	41.8

NET INCOME	$13.6	$10.7	$80.4	$69.6

VECTREN CORPORATION
AND SUBSIDIARY COMPANIES
CONSOLIDATED BALANCE SHEETS
(Millions - Unaudited)
	September 30,	December 31,
	2008	2007
ASSETS
Current Assets
Cash & cash equivalents	$14.1	$20.6
Accounts receivable - less reserves of $5.6 &
$4.0, respectively	146.4	189.4
Accrued unbilled revenues	49.6	168.2
Inventories	234.8	160.9
Recoverable fuel & natural gas costs	28.7	-
Prepayments & other current assets	142.8	160.5
Total current assets	616.4	699.6
Utility Plant
Original cost	4,226.4	4,062.9
Less: accumulated depreciation & amortization	1,590.6	1,523.2
Net utility plant	2,635.8	2,539.7
Investments in unconsolidated affiliates	205.6	208.8
Other utility and corporate investments	25.0	26.3
Other nonutility investments	45.5	50.7
Nonutility property - net	362.7	320.3
Goodwill - net	239.4	238.0
Regulatory assets	164.7	175.3
Other assets	38.2	37.7
TOTAL ASSETS	$4,333.3	$4,296.4
LIABILITIES & SHAREHOLDERS' EQUITY
Current Liabilities
Accounts payable	$182.0	$187.4
Accounts payable to affiliated companies	49.4	83.7
Refundable fuel & natural gas costs	6.9	27.2
Accrued liabilities	234.0	171.8
Short-term borrowings	354.4	557.0
Current maturities of long-term debt	0.4	0.3
Long-term debt subject to tender	80.0	-
Total current liabilities	907.1	1,027.4
Long-term Debt - Net of Current Maturities &
Debt Subject to Tender	1,248.4	1,245.4
Deferred Income Taxes & Other Liabilities
Deferred income taxes	343.0	318.1
Regulatory liabilities	313.0	307.2
Deferred credits & other liabilities	161.6	164.2
Total deferred credits & other liabilities	817.6	789.5
Minority Interest in Subsidiary	0.4	0.4
Common Shareholders' Equity
Common stock (no par value) – issued & outstanding
81.0 and 76.3 shares, respectively	658.0	532.7
Retained earnings	702.9	688.5
Accumulated other comprehensive income	(1.1)	12.5
Total common shareholders' equity	1,359.8	1,233.7
TOTAL LIABILITIES & SHAREHOLDERS' EQUITY	$4,333.3	$4,296.4

VECTREN CORPORATION
AND SUBSIDIARY COMPANIES

CONSOLIDATED STATEMENTS OF CASH FLOWS
(Millions - Unaudited)
	For the nine months ended
	September 30,
	2008	2007
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$91.9	$103.2
Adjustments to reconcile net income to cash from operating activities:
Depreciation & amortization	142.5	139.7
Deferred income taxes & investment tax credits	57.2	18.0
Equity in earnings of unconsolidated affiliates	(29.0)	(18.7)
Provision for uncollectible accounts	12.9	12.7
Expense portion of pension & postretirement periodic benefit cost	5.8	7.3
Other non-cash charges - net	19.1	-
Changes in working capital accounts:
Accounts receivable & accrued unbilled revenue	148.7	126.5
Inventories	(77.3)	(35.3)
Recoverable/refundable fuel & natural gas costs	(49.0)	(7.6)
Prepayments & other current assets	(10.4)	2.5
Accounts payable, including to affiliated companies	(30.9)	(74.3)
Accrued liabilities	75.1	(15.0)
Unconsolidated affiliate dividends	9.3	20.0
Changes in noncurrent assets	1.3	(13.5)
Changes in noncurrent liabilities	(23.5)	(33.3)
Net cash flows from operating activities	343.7	232.2
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from:
Issuance of common stock	124.9	-
Long-term debt, net of issuance costs	171.2	-
Stock option exercises & other	-	5.2
Requirements for:
Dividends on common stock	(75.6)	(71.8)
Retirement of long-term debt	(104.1)	(6.6)
Other financing activities	(0.1)	-
Net change in short-term borrowings	(202.9)	21.9
Net cash flows from financing activities	(86.6)	(51.3)
CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from:
Unconsolidated affiliate distributions	-	11.7
Other collections	6.1	37.3
Requirements for:
Capital expenditures, excluding AFUDC equity	(258.7)	(239.0)
Unconsolidated affiliate investments	(0.2)	(12.4)
Other investments	(10.8)	(0.1)
Net cash flows from investing activities	(263.6)	(202.5)
Net change in cash & cash equivalents	(6.5)	(21.6)
Cash & cash equivalents at beginning of period	20.6	32.8
Cash & cash equivalents at end of period	$14.1	$11.2

VECTREN CORPORATION
AND SUBSIDIARY COMPANIES
HIGHLIGHTS
(millions, except per share amounts)
(Unaudited)

	Three Months		Nine Months
	Ended September 30		Ended September 30
	2008	2007	2008	2007

REPORTED EARNINGS:
Utility Group	$13.6	$10.7	$80.4	$69.6

Non-utility Group
Energy Marketing and Services	10.1	(2.0)	12.4	15.6
Coal Mining	(0.5)	0.4	(1.6)	2.7
Energy Infrastructure Services	6.0	4.6	5.5	6.6
Other Businesses	0.1	0.1	1.7	0.2
Commercial Real Estate Impairment Charge	(5.9)	-	(5.9)	-
Total Non-utility Operations	9.8	3.1	12.1	25.1

Corporate and Other	(0.2)	(0.2)	(0.6)	0.2

Sub-Total Operations	23.2	13.6	91.9	94.9

Synfuels-related	-	3.5	-	8.3

Vectren Consolidated	$23.2	$17.1	$91.9	$103.2

VECTREN CORPORATION
AND SUBSIDIARY COMPANIES

SELECTED GAS DISTRIBUTION
OPERATING STATISTICS
(Unaudited)

	Three Months		Nine Months
	Ended September 30		Ended September 30
	2008	2007	2008	2007

GAS OPERATING REVENUES (Millions):

Residential	$85.4	$67.2	$663.4	$591.2
Commercial	43.8	30.9	278.6	240.7
Industrial	13.1	12.1	50.7	47.5
Miscellaneous Revenue	1.6	3.8	9.7	10.6
	$143.9	$114.0	$1,002.4	$890.0

GAS MARGIN (Millions):

Residential	$39.2	$36.5	$202.7	$191.5
Commercial	12.4	10.6	65.2	60.1
Industrial	10.2	9.5	38.0	35.2
Miscellaneous	1.9	4.5	10.5	11.2
	$63.7	$61.1	$316.4	$298.0

GAS SOLD & TRANSPORTED (MMDth):

Residential	3.8	3.8	52.7	51.7
Commercial	2.5	2.6	23.9	23.4
Industrial	18.4	18.0	67.5	62.5
	24.7	24.4	144.1	137.6

AVERAGE GAS CUSTOMERS

Residential	887,185	889,257	900,122	899,926
Commercial	82,764	82,914	83,883	83,822
Industrial	1,610	1,611	1,610	1,611
	971,559	973,782	985,615	985,359

YTD WEATHER AS A PERCENT OF NORMAL:

Heating Degree Days (Ohio)	19%	41%	101%	96%

VECTREN CORPORATION
AND SUBSIDIARY COMPANIES

SELECTED ELECTRIC
OPERATING STATISTICS
(Unaudited)

	Three Months		Nine Months
	Ended September 30		Ended September 30
	2008	2007	2008	2007

ELECTRIC OPERATING REVENUES (Millions):

Residential	$53.6	$56.2	$132.5	$123.2
Commercial	35.2	34.3	95.3	84.0
Industrial	40.4	39.1	115.4	105.0
Municipals	0.0	6.4	1.0	18.2
Miscellaneous Revenue	1.6	2.8	9.3	7.5
Total Retail	130.8	138.8	353.5	337.9
Net Wholesale Revenues	17.1	4.8	48.8	23.7
	$147.9	$143.6	$402.3	$361.6

ELECTRIC MARGIN (Millions):

Residential	$40.6	$41.3	$98.9	$90.7
Commercial	24.9	23.2	66.5	57.2
Industrial	23.2	21.6	62.5	56.4
Municipals	0.0	1.6	0.0	7.3
Miscellaneous	1.5	2.8	9.0	7.4
Total Retail	90.2	90.5	236.9	219.0
Net Wholesale Margin	9.0	2.6	22.2	13.1
	$99.2	$93.1	$259.1	$232.1

ELECTRICITY SOLD (GWh):

Residential	462.4	547.7	1,182.4	1,290.3
Commercial	371.4	406.7	1,013.2	1,067.4
Industrial	619.0	638.7	1,859.5	1,942.4
Municipals	-	187.4	44.3	469.4
Miscellaneous Sales	4.3	4.7	14.0	14.1
Total Retail	1,457.1	1,785.2	4,113.4	4,783.6
Wholesale	371.1	96.5	1,111.4	544.1
	1,828.2	1,881.7	5,224.8	5,327.7

AVERAGE ELECTRIC CUSTOMERS

Residential	122,373	122,194	122,505	122,078
Commercial	18,393	18,489	18,434	18,478
Industrial	103	109	102	109
All Others	34	38	34	37
	140,903	140,830	141,075	140,702

YTD WEATHER AS A PERCENT OF NORMAL:

Cooling Degree Days (Indiana)	100%	127%	99%	127%
Heating Degree Days (Indiana)			100%	90%